Acquisitions and divestments	12 Months Ended
Dec. 31, 2018
Acquisitions and divestments [Abstract]
Disclosure of acquisitions and divestments [Text block]

Acquisitions and divestments

2018

Philips completed nine acquisitions in 2018. The acquisitions involved an aggregated net cash outflow of EUR 476 million and a contingent consideration of EUR 366 million at fair value. The aggregated impact on Goodwill and Other intangible assets was EUR 430 million and EUR 443 million respectively.

EPD Solutions Ltd. (EPD) was the most notable acquisition and is discussed below. The remaining eight acquisitions involved an aggregated net cash outflow of EUR 228 million and a contingent consideration of EUR 127 million at fair value. Separately, the net cash outflow ranged from EUR 2 million to EUR 90 million. These remaining acquisitions had an aggregated impact on Goodwill and Other intangible assets of EUR 168 million and EUR 216 million respectively.

EPD

On July 9, 2018 Philips acquired 100% of the outstanding shares of EPD for an upfront cash consideration of EUR 250 million and a contingent consideration, which may be due between December 31, 2018 and December 31, 2030. In connection with the contingent consideration, the company recognized a Long-term provision of EUR 239 million at closing of the transaction. The estimated fair value of the contingent consideration is re-measured at each reporting period. Therefore, any changes in the fair value impacts reported earnings in each reporting period, thereby resulting in variability in earnings. For more details about the fair value measurements please refer to Fair value of financial assets and liabilities. The overall cash position of EPD on the transaction date was EUR 2 million.

EPD is an innovator in image-guided procedures for cardiac arrhythmias (heart rhythm disorders). As of the date of acquisition, EPD is part of the Diagnosis & Treatment segment.

Acquisition-related costs of EUR 6 million were recognized in General and administrative expenses.

The condensed opening balance sheet of EPD as of July 9, 2018 was as follows:

EPD

Opening Balance sheet

in millions of EUR

2018

2018
at acquisition date
Goodwill	262
Intangible assets excluding goodwill	227
Cash	2
Accounts payable and other payables	(2)
Provision for contingent consideration	(239)
Total assets and liabilities	250
Financed by equity	(250)

Opening balance positions are subject to final purchase price adjustments, which are expected to be processed in the second quarter of 2019. Main pending final purchase price adjustments concerns Other Intangible assets (Technology).

Goodwill recognized in the amount of EUR 262 million, mainly represents expected revenue synergies leveraging the complementarity between EPD’s cardiac imaging and navigation system solutions and Philips' interventional imaging systems.

Other intangible assets comprised of EUR 227 million of Technology, amortized over 10 years.

The fair value of Technology is determined using the multi-period excess earnings method, which is a valuation technique that estimates the fair value of an asset based on market participants' expectations of the cash flows associated with that asset over its remaining useful life. The fair value of Technology is based on an estimate of positive future cash flows associated with incremental profits related to excess earnings until 2032, discounted at a rate of 14.4%.

As from acquisition date, the contribution of EPD to revenue and net income in 2018 was not material.

Divestments

Philips completed two divestments in 2018. The divestments involved an aggregated cash consideration of EUR 68 million.

2017

Philips completed ten acquisitions in 2017. The acquisitions involved an aggregated net cash outflow of EUR 2,333 million. Including 2018 purchase price adjustments, these acquisitions had an aggregated impact on Goodwill and Other intangible assets of EUR 1,584 million and EUR 898 million respectively.

The Spectranetics Corporation (Spectranetics) was the most notable acquisition and is discussed below. The remaining nine acquisitions involved an aggregated net cash outflow of EUR 425 million. Separately, the net cash outflow ranged from EUR 3 million to EUR 117 million. Including 2018 purchase price adjustments, these remaining acquisitions had an aggregated impact on Goodwill and Other intangible assets of EUR 317 million and EUR 228 million respectively.

On August 9, 2017 Philips completed the acquisition of Spectranetics, by acquiring all of the issued and outstanding shares of Spectranetics for USD 38.50 per share, paid in cash at completion. As of the date of acquisition, Spectranetics became a wholly owned subsidiary of Philips and was consolidated within Philips Image-Guided Therapy business as part of the Diagnosis & Treatment businesses segment. Spectranetics is a US-based global leader in vascular intervention and lead management solutions, present in 11 countries and employs over 900 employees.

The acquisition involved a net cash outflow of EUR 1,908 million. This amount comprised the purchase price of shares (EUR 1,441 million), the settlement of share-based compensation plans (EUR 94 million), the redemption of debt (EUR 378 million) and the settlement of various other items (EUR 48 million). The overall cash position of Spectranetics on the transaction date was EUR 53 million.

The condensed opening balance sheet of Spectranetics, including minor final purchase price adjustments which were processed in the course of 2018, was as follows:

Spectranetics

Opening Balance sheet as of acquisition date

in millions of EUR

Goodwill	1,266
Intangible assets excluding goodwill	670
Property, plant and equipment	64
Deferred tax assets	136
Inventories	35
Receivables and other current assets	42
Cash	53
Accounts payable and other payables	(53)
Deferred tax liabilities	(253)
Total assets and liabilities	1,960
Financed by equity	(1,960)

The purchase price adjustments recognized in 2018 for all other acquisitions on Goodwill and Other intangible assets was EUR 24 million increase and EUR 24 million reduction respectively.

Divestments

Apart from the sale of the combined Lumileds and Automotive businesses and the deconsolidation of Signify, Philips completed two divestments during 2017 at an aggregate cash consideration of EUR 54 million.